UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2001



                                CINEMA RIDE, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       0-24592                 95-4417467
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification Number)



                               12001 Ventura Place
                                    Suite 340
                          Studio City, California 91604
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (818) 761-1002


                                 Not applicable
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The accounting firm of Hollander, Lumer & Co. LLP ("HLC") was retained as the independent accountants of Cinema Ride, Inc., a Delaware corporation (the "Company"), effective February 7, 2001. Effective February 16, 2001, HLC merged with the accounting firm of Good Swartz Brown & Berns LLP ("GSBB"), as a result of which GSBB became the successor entity to HLC. As a result of this merger, GSBB subsequently acquired most of the accounting practice of HLC and became the independent accountants for the Company effective March 29, 2001. HLC did not issue an audit opinion on the Company's financial statements between February 7, 2001 and March 29, 2001.

         Prior to GSBB becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with GSBB regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

         During the period from February 7, 2001 to March 29, 2001, there were no disagreements with HLC any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

         The Company has provided HLC with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that HLC provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of HLC's letter is attached as an exhibit to this Current Report on Form 8-K.

         The Company has provided GSBB with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and GSBB has indicated that no response letter will be forthcoming.




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




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c.        Exhibits:

        Exhibit
        Number         Description
        ------         -----------

        16.1           Letter from Hollander, Lumer & Co. LLP
                       addressed to the United States Securities and Exchange Commission

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CINEMA RIDE, INC.
                                      -----------------
                                        (Registrant)




  Date:  April 6, 2001                By:  /s/ MITCHELL J. FRANCIS
                                           ------------------------
                                           Mitchell J. Francis
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number                     Description
-------                    -----------

16.1                       Letter from Hollander, Lumer & Co. LLP
                           addressed to the United States Securities and Exchange Commission